UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

GUITAR CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5795 Lindero Canyon Road Westlake Village, California		91362
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events

On December 16, 2005, Guitar Center, Inc. (the “Company”) announced that it has reached a preliminary agreement to settle two purported class action lawsuits which alleged, among other things, that the Company improperly documented and enforced break-time and lunch-time periods for hourly retail store employees in the State of California.  A press release announcing the settlement is attached as Exhibit 99.1, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: December 16, 2005
	By:	/s/ Bruce Ross
Bruce Ross, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Guitar Center, Inc., dated December 16, 2005.